FFTW FUNDS, INC.
                        PROSPECTUS DATED APRIL 30, 2004
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2004
                       SUPPLEMENT DATED NOVEMBER 5, 2004

THE  FOLLOWING   INFORMATION  REPLACES  THE  PRINCIPAL  INVESTMENT   STRATEGIES,
INVESTMENT POLICIES AND PRINCIPAL INVESTMENTS FOR THE U.S. INFLATION-INDEXED PORTFOLIO ON PAGE 10 OF THE PROSPECTUS:

PRINCIPAL      The  Portfolio  invests  primarily  in bonds  that are
INVESTMENT     denominated  in U.S.  dollars  and that have a coupon rate and/or
STRATEGIES:    principal  amount  linked to the  inflation  rate and  derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman
               Brothers U.S. Treasury Inflation Note Index. (The Lehman Brothers
               U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S.
               Treasury. In addition, the bonds must have more than one year to maturity. The ind ex is not available for investment and, unlike the Portfolio, does not incur expenses.)

INVESTMENT     Under  normal  circumstances,  at  least  80%  of the
POLICIES:      Portfolio's  net  assets  (including  borrowings  for  investment purposes) must be invested in  inflation-indexed  securities that are  denominated  in  U.S.  dollars  and  derivative  instruments denominated  in U.S.  dollars  whose  returns  are  linked to the inflation  rate.  The Portfolio  will invest in  derivatives as a substitute for direct investment in inflation-indexed securities.
               In addition,  up to 20% of the Portfolio's net assets  (including borrowings  for  investment  purposes) may be invested in foreign
               inflation-indexed   securities   (sovereign  issues  only)  whose
               returns  may be hedged into U.S.  dollars,  U.S.  government  and
               agency  securities  that  are  not  indexed  to  inflation,   and
               corporate   bonds   denominated   in  U.S.   dollars  or  foreign
               currencies.   For  temporary  defensive  purposes,  100%  of  the
               Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investm ent objective. The Portfolio is "non-diversified" under the 1940
               Act, meaning that it may invest in securities of a limited number of issuers.

PRINCIPAL      * Derivative Securities
INVESTMENTS    * Inflation-Indexed Securities
               * Other Investment Companies
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THE FOLLOWING  INFORMATION  SUPPLEMENTS THE PRINCIPAL  INVESTMENT  RISKS FOR THE
U.S. INFLATION-INDEXED PORTFOLIO ON PAGE 12 OF THE PROSPECTUS:

Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

THE  FOLLOWING   INFORMATION  REPLACES  THE  PERMITTED  INVESTMENT   STRATEGIES,
INVESTMENTS AND ASSOCIATED RISKS FOR THE U.S. INFLATION-INDEXED PORTFOLIO ON PAGE 33 OF THE PROSPECTUS.

Principal Investments
* Derivative Securities
* Duration Management
* Inflation-Indexed Securities
* Investment Companies
* U.S. Government and Agency Securities

Other Investments and Investment Strategies
* Asset-Backed Securities
* Bank Obligations
* Brady Bonds
* Corporate Debt Instruments
* Dollar Roll Transactions
* Emerging Market Securities
* Foreign Instruments
* Illiquid Securities
* Indexed Notes, Currency Exchange-Related Securities and Similar Securities
* Mortgage-Backed Securities
* Multi-National Currency Unit Securities or More Than One Currency Denomination
* Repurchase and Reverse Repurchase Agreements
* Short Sales Transactions
* Stripped Instruments
* TBA Transactions
* Total Return Swaps
* When Issued and Forward Commitment Securities
* Zero Coupon Securities

THE FOLLOWING INFORMATION SUPPLEMENTS THE DESCRIPTION OF INFLATION-INDEXED SECURITIES ON PAGE 42 OF THE PROSPECTUS:

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

THE FOLLOWING INFORMATION SUPPLEMENTS THE DESCRIPTION OF INFLATION-INDEXED SECURITIES BEGINNING ON PAGE 25 OF THE STATEMENT OF ADDITIONAL INFORMATion:

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

THE FOLLOWING INFORMATION REPLACES THE INVESTMENT RESTRICTION FOR THE U.S. INFLATION-INDEXED PORTFOLIO FOUND ON PAGE 45 OF THE STATEMENT OF ADDITIONAL
INFORMATION:

Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities.